UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  May 17, 2004




                                ROTO-ROOTER INC.
             (Exact name of registrant as specified in its charter)




          Delaware                1-8351               31-0791746
      (State or other    (Commission File Number)    (I.R.S. Employer
       jurisdiction of                                Identification
         incorporation)                                    Number)




          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH 45202
               (Address of principal executive offices)         (Zip Code)



               Registrant's telephone number, including area code:
                                 (513) 762-6900







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Item 5.     Other Events


            The Registrant announced May 18, 2004 that, effective May 17, 2004, it has changed its name to "Chemed Corporation" and has increased the number of authorized shares from 15 million to 40 million. The Registrant's press release, dated May 18, 2004, is attached as an exhibit to this report.


Item  7.  Financial Statements, Pro Forma Financial Information and  Exhibits

                  c) Exhibits
              (99.1) Registrant's press release dated May 18, 2004.



                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                ROTO-ROOTER INC.


Dated:   May 18, 2004           By:   /s/ Arthur V. Tucker, Jr.
        -------------                --------------------------
                                     Arthur V. Tucker, Jr.
                                     Vice President and Controller














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